UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 20, 2024

EXELIXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1851 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices) (Zip Code)

(650) 837-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 Par Value per Share	EXEL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 20, 2024 Exelixis, Inc. (Exelixis) announced that it has entered into a Settlement and License Agreement (the Agreement) with Cipla Ltd. and Cipla USA, Inc. (individually and collectively referred to as Cipla). This settlement resolves two patent litigations brought by Exelixis in response to Cipla’s Abbreviated New Drug Application seeking approval to market generic versions of CABOMETYX® (cabozantinib) tablets (20 mg / 40 mg / 60 mg) prior to the expiration of the applicable patents. Pursuant to the terms of the Agreement, Exelixis will grant Cipla a license to market generic versions of CABOMETYX in the United States beginning on January 1, 2031, if approved by the U.S. Food and Drug Administration and subject to conditions and exceptions common to agreements of this type. Additionally, in accordance with the Agreement, the parties will terminate all ongoing litigation pursuant to the Drug Price Competition and Patent Term Restoration Act of 1984 (otherwise known as the Hatch-Waxman Act) between Exelixis and Cipla regarding CABOMETYX patents pending in the U.S. District Court for the District of Delaware. The Agreement is confidential and subject to review by the U.S. Federal Trade Commission (FTC) and the U.S. Department of Justice. The lawsuits will be dismissed after a period of time to allow for FTC review.

This Current Report on Form 8-K contains forward-looking statements, including, without limitation, statements related to: Exelixis’ obligations under the Agreement, including Exelixis’ granting of a license to Cipla to market generic versions of CABOMETYX in the United States beginning on January 1, 2031 and termination by the parties of all ongoing Hatch-Waxman Act litigation regarding CABOMETYX patents; and the expectation that the lawsuits will be dismissed after a period of time following FTC review. Forward-looking statements involve risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of these risks and uncertainties, which include, without limitation: Exelixis’ ability to effect its obligations under the Agreement; and other factors detailed from time to time under the caption “Risk Factors” in Exelixis’ most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and in Exelixis’ other future filings with the Securities and Exchange Commission. Exelixis undertakes no duty to update these statements other than to the extent required by applicable law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIXIS, INC.

May 20, 2024	/s/ Jeffrey J. Hessekiel
Date	Jeffrey J. Hessekiel
Executive Vice President, General Counsel and Secretary